                                                                    Exhibit 31.1

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                                 CERTIFICATIONS
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I, Michael E. DeDomenico, certify that:

         1.   I have reviewed this quarterly report on Form 10-Q of NuCO2 Inc.;

         2.   Based on my  knowledge,  this  report  does not contain any untrue statement  of a  material  fact or omit to state a  material  fact
              necessary  to  make  the   statements   made,   in  light  of  the
              circumstances   under  which  such   statements   were  made,  not
              misleading with respect to the period covered by this report;

         3.   Based  on  my  knowledge,  the  financial  statements,  and  other financial  information included in this report,  fairly present in
              all  material  respects  the  financial   condition,   results  of
              operations  and cash flows of the  registrant  as of, and for, the periods presented in this report;

         4.   The registrant's  other  certifying  officer and I are responsible
              for   establishing   and  maintaining   disclosure   controls  and
              procedures  (as  defined  in  Exchange  Act  Rules  13a-15(e)  and
              15d-15(e)) for the registrant and have:

              a)   Designed such disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries, is  made  known  to  us  by  others  within  those  entities, particularly  during the period in which this report is being prepared;

              b)   Evaluated the  effectiveness of the  registrant's  disclosure controls  and  procedures  and  presented  in this report our
                   conclusions   about  the   effectiveness  of  the  disclosure
                   controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

              c)   Disclosed  in this  report  any  change  in the  registrant's internal  control  over  financial  reporting  that  occurred during the  registrant's  most  recent  fiscal  quarter  (the registrant's  fourth fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's  internal control over financial reporting; and

         5.   The registrant's  other  certifying  officer and I have disclosed, based on our most  recent  evaluation  of  internal  control  over financial  reporting,  to the registrant's  auditors and the audit committee  of the  registrant's  board of  directors  (or  persons performing the equivalent functions):

              a)   All significant  deficiencies and material  weaknesses in the design  or  operation  of  internal  control  over  financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

              b)   Any fraud, whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in the registrant's internal control over financial reporting.

         Date:   February 13, 2004                /s/ Michael E. DeDomenico
                                                  ---------------------------
                                                  Michael E. DeDomenico
                                                  Chief Executive Officer